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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 4, 2005


                               InfoNow Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-19813                    04-3083360
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)


               1875 Lawrence Street, Suite 1100, Denver, CO 80202
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               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code: 303-293-0212



                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Definitive Material Agreement.

     Effective September 4, 2005, InfoNow Corporation's Board of Directors has extended indefinitely the duration of the interim positions of CEO, CFO and Controller occupied by Harry Herbst, James Medina and Brandon Brancato, respectively.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INFONOW CORPORATION


Date:  September 6, 2005                  By: /s/ James Medina
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                                          Name: James Medina
                                          Title: Interim Chief Financial Officer